SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.   20549


                             FORM 8-K


           Current Report Under Section 13 or 15(d) of
              The Securities Exchange Act of 1934


        Date of Report (date of earliest event reported):
                           July 17, 1996


              Commission File Number:  33-15370-D


                   CUSA Technologies, Inc.
     ___________________________________________________________
     (Exact name of the small business as specified in charter)


          Nevada                                 87-0439511
     ______________________             _________________________
     State of Incorporation             IRS Identification Number


        986 West Atherton Drive, Salt Lake City, Utah 84123
     ___________________________________________________________
           (Address of principle executive offices)


                        (801) 263-1840
             __________________________________________
             (Telephone of issuer including area code)

______________________________________________________________

ITEM 2.  DISPOSITION OF ASSETS
_______________________________________________________________

	Pursuant to an Asset Purchase Agreement dated July 2, 1996 (the "Agreement"), CUSA Technologies, Inc. and certain of its subsidiaries (collectively the "Company") sold the assets (the "Disposed Assets") of its medical practice management software and commercial software divisions (the "Disposed Divisions") to Physicians Computer Network, Inc. ("PCN") for $10,100,000 plus the assumption of certain liabilities. The amount of consideration was determined after extensive arms' length negotiations.
The consideration paid for the Disposed Assets consisted of $4,500,000 cash at closing, the forgiveness at closing of a $1,500,000 promissory note executed by the Company on June 13, 1996, the foregiveness at closing of approximately $1,500,000 of trade payables owed by the Company to PCN, the assumption at closing of certain of certain liabilities of the Disposed Divisions, $3,150,000 cash due five days following the receipt by PCN of the audited financial statements for the Disposed Divisions, $200,000 due upon the transfer of certain assets of one of the subsidiaries of the Company which were subject to a court ordered receivership at the date of closing, and $750,000 (the "Last Payment") due five days following the completion and delivery of a report detailing the results of certain agreed upon procedures, to be performed by the Company's independent auditors on the accounts receivable and the deferred revenue of the Disposed Divisions (the "Setoff Report"). The amount of the Last Payment is subject to certain setoff rights depending on the results of the Setoff Report.

The Disposed Assets included the accounts receivable, goodwill, customer lists, hardware and software maintenance agreements, workforce-in-place, and intellectual property related to the Disposed Divisions. The net loss for the Disposed Divisions was approximately $1,925,000 for the quarter ended
March 31, 1996 on revenues of $3,300,0000. The Company retained all of the assets of its credit union software, credit union statement processing, medical records software and rental equipment software businesses.

The Agreement contains certain non-compete and non-solicitation provisions whereby the Company and its Affiliates are restricted from selling any product to any of the end-users of the Disposed Divisions or participating in the medical practice management software business for a period of 5 years, and from selling its Carepoint for Clinics medical records package to any end user who was a PCN customer as of the closing for a period of two years following the closing. As part of the Agreement, PCN will become the Company's exclusive provider of IBM hardware for the next five years.
Under such arrangement, the Company committed to purchase a minimum of $2,000,000 of hardware each year at a discount from PCN's reseller prices under favorable credit terms.

_______________________________________________________

      ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
_______________________________________________________

The following Unaudited Pro forma Condensed Consolidated financial statements are included as part of this report:

Unaudited Pro forma Condensed Consolidated Balance Sheet as of March 31, 1996

Unaudited Proforma Condensed Consolidated Statements of Operations for the year ended June 30, 1995 and nine months ended March 31, 1996.

Notes to Unaudited Pro Forma Condensed Financial Statements

________________________________________________________________

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
________________________________________________________________

The following unaudited pro forma condensed consolidated balance sheet as of March 31, 1996 and the related unaudited pro forma condensed consolidated statements of operations for the nine months ending March 31, 1996 and the year ending June 30, 1995 are based on the consolidated historical financial statements of CUSA Technologies, Inc. (CTI) as previously reported on form 10-QSB for the nine months ended March 31, 1996 and on form 10-KSB for the year ended June 30, 1995, adjusted to reflect the disposition of CTI's Commercial and Medical Divisions as if such disposition occurred at the beginning of the periods for the statements of operations and as of the end of the period for the balance sheet.

The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the audited financial statements of CTI and its subsidiaries, along with the related notes thereto. The pro forma adjustments include certain assumptions as discussed in the accompanying notes and are subject to change. Furthermore, the unaudited pro forma condensed consolidated results of operations are not necessarily indicative of actual results which might have occurred had the disposition occurred on the dates indicated or of results that may be obtained in the future.


                          CUSA Technologies, Inc.
            Unaudited Pro forma Condensed Consolidating Balance Sheet
                              March 31, 1996


                                                                                            Consolidated
                                                              Disposed      Pro forma       Pro forma
                                               Historical     Divisions     Adjustments     Balance
ASSETS
Current Assets
  Cash and cash equivalents                   $   130,843    $        -    $ 9,925,000(1)  $10,055,843
  Trade accounts receivable, net
    allowance for doubtful accounts             7,175,262      2,627,212                     4,548,050
  Inventories                                     488,330        130,043                       358,287
  Prepaid expenses and other assets               507,475        116,389                       391,086
                                               __________     __________    __________      __________

    Total current assets                      $ 8,301,910    $ 2,873,644   $ 9,925,000     $15,353,266


Property and equipment                          6,914,130      1,578,585                     5,335,545

Less accumulated depreciation                   1,651,302        468,829                     1,182,473
                                               __________     __________     _________      __________

    Net property and equipment                  5,262,828      1,109,756             -       4,153,072

Receivables from related parties                  452,225              -                       452,225

Software development and acquisition
  costs, net                                    4,418,464      1,438,408                     2,980,056

Excess of purchase price over fair value of
  net tangible and identifiable intangible
  assets acquired                              14,687,106      9,673,067                     5,014,039

Deferred income tax assets                         54,282              -       (54,282)(2)           -

Other assets                                      288,417         77,523                       210,894
                                               __________      _________     _________     __________

Total Assets                                  $33,465,232    $15,172,398    $9,870,718     $28,163,552
                                               __________     __________     _________      __________
                                               __________     __________     _________      __________


LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Lines of credit with banks                  $ 1,342,088    $         -                   $ 1,342,088
  Current installments of long-term debt          952,482         97,686                       854,796
Current installments of obligations
  under capital leases                            169,604              -                       169,604
Accounts payable                                4,291,430        849,760                     3,441,670
Accrued liabilities and deposits                3,834,925        461,781                     3,373,144
Income taxes payable                               79,048              -       931,703(2)    1,010,751
Notes payable to related parties                1,268,390              -      (175,000)(1)   1,093,390
Deferred revenue                                7,378,666      2,529,654                     4,849,012
                                               __________      _________     _________       _________

    Total current liabilities                  19,316,633      3,938,881       756,703      16,134,455

Long-term debt with related parties             2,445,000              -                     2,445,000
Long-term debt, excluding current
  installments                                  1,921,425              -                     1,921,425
Obligations under capital leases,
  excluding current installments                   95,317              -                        95,317

Deferred income taxes                                   -              -     2,259,044(2)    2,259,044
                                               __________      _________     _________      __________

    Total liabilities                          23,778,375      3,938,881     3,015,747      22,855,241


Stockholders' Equity:
  Series A convertible preferred stock,
    $.001 par value; authorized 1,500,000
    shares; issued 1,000,000 shares                 1,000                                        1,000
  Common stock, $.001 par value;
    authorized 25,000,000 shares; issued
    8,847,053 shares at March 31, 1996
    and 8,509,516 shares at June 30, 1995           8,847                                        8,847
  Additional paid in capital                   10,380,378              -                    10,380,378
  Retained earnings (accumulated deficit)        (703,368)                  (1,133,517)(1)  (5,081,914)
                                                                            (3,245,029)(2)
Division equity                                         -     11,233,517    11,233,517 (1)           -
                                               __________     __________    __________      __________

    Total stockholders' equity                  9,686,857     11,233,517     6,854,971       5,308,311
                                               __________     __________    __________      __________

                                              $33,465,232    $15,172,398   $ 9,870,718      28,163,552
                                               __________     __________    __________      __________
                                               __________     __________    __________      __________



See accompanying notes to unaudited pro forma condensed consolidated financial statements.



                            CUSA Technologies, Inc.
          Unaudited Pro forma Condensed Consolidated Statement of Operations
                       For the year ending June 30, 1995


                                                                                            Consolidated
                                                              Disposed      Pro forma       Pro forma
                                               Historical     Divisions     Adjustments     Balance
Net revenues                                  $32,539,715    $ 8,420,333                   $24,119,382

Cost of goods sold and other
  direct costs                                 16,862,596      4,971,365                    11,891,231
                                               __________     __________     _________      __________

    Gross profit                               15,677,119    $ 3,448,968             0      12,228,151

Product development costs                       1,790,823        748,827                     1,041,996

Selling, general and administrative
  expenses                                     12,016,136      3,814,470                     8,201,666
                                               __________     __________     _________      __________

Operating income (loss)                         1,870,160     (1,114,329)            0       2,984,489

Other income (expense):
  Interest expense                               (388,617)      (136,069)                     (252,548)

  Other, net                                       81,355         28,143                        53,212
                                               __________     __________     _________      __________

Earnings (loss) before income taxes             1,562,898     (1,222,255)            0       2,785,153

Income taxes (benefit)                            786,872       (615,368)                    1,402,240
                                               __________     __________     _________      __________

Net earnings (loss)                               776,026       (606,887)            0       1,382,913
                                               __________     __________     _________      __________
                                               __________     __________     _________      __________

Earnings (loss) per common and common
  equivalent share

    Primary                                           .09          (0.08)                         0.16

    Fully diluted                                     .08          (0.08)                         0.16


Weighted average common and common
  equivalent shares

    Primary                                     7,655,280      7,185,371                     7,655,280

    Fully diluted                               8,020,584      7,185,371                     8,020,584


See accompanying notes to unaudited pro forma condensed consolidated financial statements.



                          CUSA Technologies, Inc.
         Unaudited Pro forma Condensed Consolidating Statement of Operations
                     For the nine months ending March 31, 1996


                                                                                            Consolidated
                                                              Disposed      Pro forma       Pro forma
                                               Historical     Divisions     Adjustments     Balance

Net Revenues                                  $35,031,945    $10,573,659                   $24,458,286

Cost of goods sold and other direct costs      18,976,320      6,475,330                    12,500,990
                                               __________     __________    _________       __________

Gross profit                                   16,055,625      4,098,329            -       11,957,296

Product development costs                       1,970,843        395,626                     1,575,217

Selling, general and administrative
  expense                                      15,320,599      6,856,946                     8,463,653
                                               __________     __________    _________       __________

Operating income (loss)                        (1,235,817)    (3,154,243)           -        1,918,426

Other income (expense):
  Interest expense                               (437,308)      (209,161)                     (228,147)

  Other, net                                      (37,729)         8,679                       (46,408)
                                               __________      _________    _________       __________

Income (loss) before income taxes              (1,710,854)    (3,354,725)           -        1,643,870

Income taxes (benefit)                           (302,806)    (1,086,470)                      783,664
                                               __________      _________    _________        _________

Net earnings (loss)                           $(1,408,048)    (2,268,255)                      860,206
                                               __________      _________    _________        _________
                                               __________      _________    _________        _________


Earnings (loss) per common and
  common equivalent share

    Primary                                   $     (0.17)         (0.26)                         0.08

    Fully diluted                             $     (0.17)         (0.26)                         0.08


Weighted average common and common
  equivalent shares

    Primary                                     8,653,093      8,653,093                     9,602,252

    Fully diluted                               8,653,093      8,653,093                     9,695,703


See accompanying notes to unaudited pro forma condensed consolidated financial statements.


                             CUSA Technologies, Inc.

          Notes to Pro Forma Condensed Consolidated Financial Statements

(1)  General Assumptions

The accompanying unaudited pro forma condensed consolidated balance sheet as of March 31, 1996 and the unaudited pro forma condensed consolidated statements of operations for the nine months ended March 31, 1996 and the year ended June 30, 1995 were prepared based on the following assumptions:

The pro forma adjustments were made assuming the divisions were disposed as of the beginning of the periods for the statements of operations and as of the end of the period for the balance sheet.

(2)  Pro Forma Adjustments

The adjustments to the unaudited accompanying condensed consolidated pro forma balance sheet as of March 31, 1996 and the unaudited pro forma condensed statements of operations for the nine months ended March 31, 1996 and the year ended June 30, 1995 are as follows:

(1)  Adjustment to record the disposition of the divisions.

(2) Adjustment to record income tax expense related to the disposition of the divisions at the estimated effective rate of 38% of the gain on disposition, exclusive of permanent tax differences related to the disposition of goodwill.

Exhibits

The following exhibits are included as part of this report:

		SEC
Exhibit	 	Reference
Number	 	Number	      	Title of Document
______   	______    	_________________________________

10.5       10        Asset Purchase Agreement between
                     Physician's Computer Network, Inc. and
                     CUSA Technologies, Inc. dated July 2, 1996

_____________________________________________________

                 SIGNATURES
_____________________________________________________

Pursuant to the requirements of section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  July 17, 1996

CUSA TECHNOLOGIES, INC.



By: _/s/_________________________________
    D. Jeff Peck, Chief Financial Officer